                                                                    EXHIBIT 23.2


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference in (1) the Registration Statement (Form S-8 No. 333-62725) pertaining to the registration of 400,000 shares of Common Stock in the Insignia/ESG Holdings, Inc. 401(k) Savings Plan, (2) the Registration Statement (Form S-8 No. 333-62727) pertaining to the registration of 1,500,000 shares of Common Stock under Insignia/ESG Holdings, Inc. 1998 Employee Stock Purchase Plan, (3) the Registration Statement (Form S-8 No. 333-62731) pertaining to the registration of 3,500,000 shares of Common Stock under Insignia/ESG Holdings, Inc. 1998 Stock Incentive Plan, (4) the Registration Statement (Form S-8 No. 333-67475) pertaining to the registration of 1,289,329 shares of Common Stock of Insignia Financial Group, Inc.(f/k/a Insignia/ESG Holdings, Inc.) under the Richard Ellis Group Limited 1997 Unapproved Share Option Scheme, (5) the Registration Statement (Form S-8 No. 333-77353) of Insignia Financial Group, Inc. (f/k/a Insignia/ESG Holdings, Inc.) pertaining to the registration of 611,962 shares of Common Stock of Insignia Financial Group, Inc. (f/k/a Insignia/ESG Holdings, Inc.) under the St. Quintin Holdings Limited 1999 Unapproved Share Option Scheme, (6) the Registration Statement (Form S-8 No. 333-78639) of Insignia Financial Group, Inc. (f/k/a Insignia/ESG Holdings, Inc.) under the Insignia Financial Group, Inc. 401(k) Restoration Plan, (7) the Registration Statement (Form S-8 No. 333-88371) pertaining to the registration of 105,686 shares of Common Stock of Insignia Financial Group, Inc. (f/k/a Insignia/ESG Holdings, Inc.) under the Non-Qualified Stock Option Agreements (8) the Registration Statement (Form S-8 No. 333-41162) of Insignia Financial Group, Inc. (f/k/a Insignia/ESG Holdings, Inc.) pertaining to the registration of 1,493,000 shares of Common Stock of Insignia Financial Group, Inc. and (9) the Registration Statement (Form S-8 No. 333- 55752) of Insignia Financial Group, Inc. (f/k/a Insignia/ESG Holdings, Inc.) pertaining to the registration of 110,000 shares of Common Stock of Insignia Financial Group, Inc. under the Brooke International (China) Limited Share Option Scheme, of our report dated June 18, 2001 with respect to the financial statements and schedules of the Insignia Financial Group, Inc. 401(k) Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.



                                             /s/ Ernst & Young LLP



Greenville, South Carolina
June 28, 2002